UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2021

China HGS Real Estate Inc.
(Exact name of registrant as specified in its charter)

Florida	001-34864	33-0961490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor, Hanzhong City

Shaanxi Province, PRC 723000

(Address of principal executive offices)

+(86) 091 - 62622612

(Registrant’s telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HGSH	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures in Item 3.02 below relating to the entry into the Equity Acquisition Agreement (as defined below) in connection with the issuance certain common stock of the Company (as defined below) to Shaanxi Tianhao (as defined below) are incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On March 24, 2021, China HGS Real Estate Inc., (the “Company,” “we,” “us,” and “our”) entered into an Equity Acquisition Agreement (the “Equity Acquisition Agreement”) with Shaanxi Tianhao Construction Engineer Co., Ltd (“Shaanxi Tianhao”) (the "Purchaser"), pursuant to which the Company agreed to allot and issue certain common stock to the Purchaser to settle its accounts payable balance with the Purchaser. Shannxi Tianhao is engaged in the real estate construction business in China. The closing of this transaction (the “Closing”) is conditional upon, including but not limited to, NASDAQ approval (“Closing Date”).

In accordance with the Equity Acquisition Agreement, the Purchaser will receive on a pro rata basis, such number of shares of the Company’s common stock, par value $0.001 (the “Shares”), equal to an aggregate consideration of RMB 43 million. Such number of shares of the Company’s common stock to be allotted and issued will be based on RMB 43 million divided by the average stock price of the Company during the five (5) trading days precedent to the Closing Date. The aggregate consideration shall be satisfied by the settlement of the Company’s accounts payable balance of RMB43 million payable to the Purchaser.

The Shares will be issued pursuant to the Share Exchange Agreement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S promulgated by the U.S. Securities and Exchange Commission (the “SEC”). None of the Shares have been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

The Equity Acquisition Agreement is disclosed as Exhibit 10.1 of this Current Report on Form 8-K by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Equity Acquisition Agreement dated March 24, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China HGS Real Estate Inc.

By:	/s/ Xiaojun Zhu
Name:	Xiaojun Zhu
Title:	Chief Executive Officer.

Date: March 26, 2021